UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

KB HOME

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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KB HOME Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Thursday, April 7, 2011 The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/kbh This notice is not a form for voting. It presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. We will provide you with a paper or e-mail copy of these proxy materials, including a voting instruction form, upon your request and at no charge to you. Please make your request for a copy as described below on or before March 25, 2011 to facilitate timely delivery. Otherwise, you will not receive a paper or e-mail copy of these proxy materials. TO REQUEST PAPER OR E-MAIL COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) By opting to receive paper or e-mail proxy materials, your preference will apply to future proxy material mailings, unless you later indicate otherwise. Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688). Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/kbh TO VOTE SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy. You cannot use this notice to vote. Dear KB Home Stockholder: The 2011 Annual Meeting of Stockholders of KB Home will be held at The Wedgewood Ballroom of The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California 90401 on April 7, 2011, at 9:00 a.m. (local time). Proposals to be considered at the Annual Meeting: (1) Elect ten directors, each to serve for a one-year term; (2) Ratify the appointment of Ernst & Young LLP as KB Home’s independent registered public accounting firm for the fiscal year ending November 30, 2011; (3) Approve an amendment to the KB Home 2010 Equity Incentive Plan; (4) Advisory vote to approve named executive officer compensation; (5) Advisory vote on the frequency of an advisory vote to approve named executive officer compensation; and (6) Any other business that may properly come before the meeting or any adjournment or postponement of the meeting. Your Board of Directors recommends a vote “FOR” the election of each director nominee, “FOR” Proposals 2, 3 and 4, and for “1 YEAR” on Proposal 5. The Board has set the close of business on February 11, 2011 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof. CONTROL NUMBER YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

Stockholders of record on the Record Date, or their authorized proxy holders, may attend the Annual Meeting if they have requested an admission ticket in advance following the instructions in the 2011 Proxy Statement. Directions to the Annual Meeting location are available at http://www.kbhome.com/investor/proxy. Meeting Location: The Wedgewood Ballroom The Fairmont Miramar Hotel 101 Wilshire Boulevard Santa Monica, California 90401 The following proxy materials are available for you to access and review online: • 2011 Proxy Statement (including all attachments thereto); • 2010 Annual Report (which is not deemed to be part of the official proxy soliciting materials); and • Any amendments to the foregoing materials that are required to be furnished to stockholders. To request a paper or e-mail copy of the proxy materials: (you must reference your 11-digit control number located on the reverse side of this form) Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201 680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email request) Internet: http://www.proxyvoting.com/kbh HOW TO VOTE BY INTERNET Voting Website: http://www.proxyvoting.com/kbh We encourage you to review the proxy materials on the Internet before voting. On the landing page of the above website in the box labeled “To Vote Your Shares by Internet” click on “Vote Now”. Have this notice in hand when you access the website and use the 11-digit control number located on the reverse side. If you are a stockholder of record with our transfer agent, you may vote via the Internet any time until 11:59 p.m. Eastern Time on April 6, 2011. If you are entitled to direct the vote of shares held in the KB Home Common Stock Fund in our 401(k) Savings Plan or in our Grantor Stock Ownership Trust, you may vote via the Internet in each instance any time until 11:59 p.m. Eastern Time on April 5, 2011. Your Internet vote authorizes the individuals named as proxies, or the applicable trustee, to vote your shares in the same manner as if you marked, signed and returned a voting instruction form.